DF Tactical Allocation Fund			DF Tactical Income Fund
Class	A:	GTAAX	Class	A:	PWRAX
Class	C:	GLACX	Class	C:	PWRCX
Class	I:	GTAIX	Class	I:	PWRIX

DF Tactical Dividend Fund			DF Tactical Momentum Fund
Class	A:	PWDAX	Class	A:	MOJAX
Class	C:	PWDCX	Class	C:	MOJCX
Class	I:	PWDIX	Class	I:	MOJOX

DF Tactical Yield Fund
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Each a Series of Northern Lights Funds Trust

Supplement dated May 4, 2026

to the Prospectus dated October 28, 2025

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Effective immediately, Appendix A is hereby added to the Prospectus, dated October 28, 2025, as set forth below.

Appendix A

Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your Class A shares directly from the Fund or through a financial intermediary.  Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers.  In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  This Appendix will be updated based on information provided by the financial intermediaries.  Neither the Fund, the adviser nor the distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Class A shares directly from the Fund or through another intermediary to receive Fund imposed waivers or discounts.  Please see How to Purchase Shares: Class A Shares starting on page 39 of this Prospectus for information about such waivers and discounts.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

1

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information in this supplement contains new and additional information beyond that in the Prospectus dated October 28, 2025. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-779-74626. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.